Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

DISTRIBUTION AGREEMENT

This Distribution Agreement (“Agreement”) is by and between Atlas Therapeutics, doing business as Myos Corporation, with its principal place of business at 45 Horsehill Road, Suite 106, Cedar Knolls, NJ 07927, hereinafter referred to as “MYOS”, and Maximum Human Performance, a Delaware Limited Liability Company, with its principal place of business at 21 Dwight Place, Fairfield, NJ 07004, hereinafter referred to as “MHP”, together referred to as the “Parties” and individually as a “Party”; and

WHEREAS, MYOS is in the business of developing nutritional and other therapies for consumer and medical use, and is the owner of the product and formulation for MYO-T12, a fecunded egg product for which MYOS has exclusive rights and that has been clinically shown to reduce myostatin levels; and

WHEREAS, MYOS owns the exclusive rights to the making of the formulation currently produced by a European food facility and the exclusive rights to the making of the formula should it be produced by any other entity; and

WHEREAS, MHP is a company engaged in the development, marketing and distribution of nutritional and other therapies for consumer and other use; and

WHEREAS, MYOS desires to have their product and formula marketed for sales to consumers and others, and MHP desires to market the MYO-T12 product name and formula for sales to consumers and others

NOW THEREFORE, the Parties agree to the following:

1.
INTENT      The Parties intend to enter into an exclusive distribution agreement for the product and formula currently known as MYO-T12 under a name to be determined by MHP at its sole discretion (the “Product”), and

2.
SCOPE      MHP, on an exclusive basis, will provide Marketing, Sales and Distribution of the Product in retail and on-line/internet outlets in the Sport Nutrition category, and in other outlets as the Parties may agree

3.
TERRITORY      The Territory for this Agreement shall be the United States and its territories. In addition, MHP shall have rights of first refusal for exclusive rights to any country that MYOS is interested in negotiating exclusive distribution of the Product. MHP shall have a non-exclusive right to sell the Product in all other countries and territories. In the event that MHP elects not to obtain exclusive rights in any country, or in the event that MHP and MYOS cannot agree on exclusive rights in any country, MYOS shall be free to enter into an exclusive distribution agreement for the Product with any third party. However, in the event that MHP is selling in such country on a non-exclusive basis, MYOS shall give MHP 120 days notice in order for MHP to wind-up their distribution of the Product in that country, and further, [***] of the product in the country contemplated. For sales in any country outside of the United States and its territories, MHP shall be responsible for ensuring that the Product meets any and all requirements in such country, and may, at its own cost, duly register the Product in such country. MYOS agrees to cooperate in providing information necessary for registering the Product as contemplated herein.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

4.
TERM      This Agreement is for a term of one (1) year on an exclusive basis, with an effective date for exclusivity beginning 120 days from the first day of the month following the execution of this Agreement, with exclusivity extended for a second year or beyond subject to the terms and conditions described herein.

5.
SUPPLY      MYOS shall use reasonable commercial efforts to provide the product in a timely manner in accordance with any purchase orders from MHP, which shall provide for delivery dates for the Products not less than [***] from date of any purchase order.

6.
COST OF PRODUCT      Each unit of the Product, currently described as a 300 gram powder packaged in a manner to be prescribed by MHP, shall be at a net cost not to exceed $[***] in a manner to be prescribed by MHP.

MYOS acknowledges it is customary for sports nutrition powder products to have a shelf life of [***], which is desired by MHP. In the event of a product issue that renders a product unfit for human consumption within [***] of manufacturing, MHP shall be entitled to a credit for any units affected. The Parties agree that they will cooperatively work together to establish testing procedures and parameters for the intended purpose of extending product shelf life to [***].

7.	CONTRIBUTION MHP agrees to pay at the signing of this Agreement the sum of $195,301.00, such sums to be credited against future purchase orders of Product by MHP to MYOS.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

8.
CO-OP      MYOS agrees to provide cooperative marketing in the amount of $[***] ordered by and shipped to MHP, such credit to be given by check within 15 days of the first of the month after any ordered and shipped Product is paid for by MHP, or provided as a credit against invoice to MHP, at the discretion of MYOS.

9.
COG REDUCTION      The Parties agree to work cooperatively to reduce the Cost of Goods (COG), including but not limited to bulk formula and packaging costs. The Parties agree that any such reduction in the COG shall be [***] as follows:

[***].

10.
WARRANTIES AND REPRESENTATIONS       MYOS warrants that MYO-T12 and/or bulk formula, including currently package Product and bulk formula, are in full regulatory compliance with the applicable regulatory bodies, and manufactured in accordance with Current Good Manufacturing Practices (cGMP). MYOS shall provide or cause to be provided all typical and requisite documentation regarding the ingredients, blending, manufacturing, packaging and shipping of the Product and importation of bulk formula from any supplier. Any delays in meeting quality standards or to deliver the Product in a timely manner shall extend the exclusivity period accordingly. MHP shall have the opportunity and right to inspect any and all facilities and review all testing and documentation prior to the effective date.

MHP shall be responsible and liable determining the appropriate product shelf life dating, and MYOS shall be responsible for ensuring the Product is tested for the purposes of establishing extended shelf life dating, and shall provide any and all such tests and data to MHP to assist in their determination of shelf life dating.

MHP shall be responsible for and shall pay for all marketing, distribution, storage, shipping, and other ordinary costs incurred in marketing products similar to the Product. MHP shall use its best commercial efforts to promote the Product, and MYOS agrees to provide reasonable and customary support for MHP’s efforts in promoting the product. MHP shall develop a marketing plan for the Product as is typical for such Product. MYOS shall have the right to periodically review the sales, marketing and promotional efforts of MHP for the Product, such review not more frequently than four (4) times in any 12 month period.

11.
RIGHT TO INSPECT AND APPROVE       MHP shall have the right to inspect and improve any facility involved in the blending, packaging or other manufacturing operations involved in making the product for the purposes of maintaining MHP’s cGMP compliance and to ensure that all aspects of the product are made according to the applicable rules and regulations for the product.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

12.
CEASE OF OPERATIONS; INSOLVENCY      In the event that MYOS ceases operations for any reason, or in the event MYOS becomes insolvent, files for bankruptcy protection or becomes unable to financially meet the requirements of this Agreement, MHP shall have the right to work directly with any entity involved in making or managing the product, and MYOS shall assign any and all rights and/or agreements it has with any such entity to MHP in order for MHP to continue the business as contemplated herein. In the event of any such cease of operations or insolvency or bankruptcy as contemplated herein, [***] to MYOS or any entity or party so designated and approved by the Board of Directors of MYOS, or as designated by any bankruptcy trustee or court of competent jurisdiction, as its sole obligation to obtain all rights owned by MYOS and for all rights related to the Product hereunder under the control of MYOS for all stated purposes of this Agreement.

13.
CO-BRANDING       The Product as packaged in the manner prescribed by MHP shall conspicuously depict the name MYO-T12 on its principal display panel, and MYOS will have the right to approve such depiction, said approval not to be unreasonably withheld.

14.
TRADEMARK      MHP shall have the right to exclusively use the mark MYO-T12 owned by MYOS for all purposes contemplated hereunder for such period of time that MHP has exclusive rights to the Product. Upon expiration of the exclusive rights of MHP to the Product, MHP shall have a non-exclusive right to use the mark MYO-T12 for as long as they are marketing and distributing the Product. MHP shall state clearly that the MYO-T12 mark is a registered trademark of MYOS Corp on each unit of product, and in advertising and promotion, whenever the MYO-T12 mark is used.

15.
EXTENSION OF EXCLUSIVITY      It is understood that exclusivity is being granted based on MHP’s good faith, industry knowledge and experience that MHP can achieve sales of $[***] of the Product in retail establishments during the exclusivity period. If MHP achieves such sales of at least $[***] dollars, the exclusivity period shall be extended for an additional one year period. In year two, if MHP increases its sales of the Product greater than [***]% over year one, MHP shall be granted exclusivity for an additional one year period. The Parties further agree to consider, in good faith, negotiating additional extensions of the exclusivity for successive one year periods beyond what is contemplated herein at least 90 days prior to expiration of any exclusivity period. In the event that the exclusivity provisions are not extended after year two, as contemplated herein, MYOS agrees to [***] to other entities that MYOS may sell to after MHP’s exclusivity is terminated for a period of [***] in recognition of MHP’s pioneering efforts in developing the category. In the event that the exclusivity provisions are not extended after year three, as contemplated herein, MYOS agrees to [***] to other entities that MYOS may sell to after MHP’s exclusivity is terminated for a period of one (1) year in recognition of MHP’s pioneering efforts in developing the category.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

16.	[***].

17.
NEW ITEMS      The Parties to agree to use their best efforts to work collaboratively on developing new items that will achieve the goals of introducing new items that meet the financial goals of the Parties, including lowering COG and structuring a profit model that is mutually beneficial and agreeable. The Parties agree that after the effective date of this Agreement that they will separately negotiate and agree to a development and pricing model on new items.

18.
 INSURANCE      Both Parties shall maintain liability insurance in amounts necessary to protect the interests of each Party, as stated below. Each Party shall name the other Party as an additional insured. Each party shall provide a copy of the declaration page evidencing such insurance and shall do so upon each renewal of any policy, and each shall provide the other at least thirty (30) days notice of any change or cancellation of any policy.

Commercial General Liability
General Aggregate Limit	$10,000,000
Products/Completed Operations	$5,000,000
Each Occurrence	$5,000,000
Advertising Injury and Personal Injury Aggregate Limit	$10,000,000

19.
INDEMNIFICATION      The Parties agree to indemnify, defend, and hold each other harmless as well as its parents, subsidiaries, affiliated companies, and their respective current and former directors, officers, employees, contractors, stockholders, agents and representatives (collectively, the “Indemnified Parties”), from and against any and all Claims for their respective willful or grossly negligent actions or inactions under this Agreement. The Indemnified Parties shall give the other prompt written notice of any Claim(s), although failure to do so shall not excuse a Party's obligations hereunder except to the extent that material prejudice directly results from such a failure.  The Indemnified Parties shall provide reasonable assistance to the other in defending the Claim and/or may, at its option, participate in the settlement or defense of any such Claim with its own counsel and at its own expense.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

20.
NOTICES      Any notice or other communication given pursuant to this Agreement shall be in writing and shall be deemed duly given (a) when delivered personally to the party for whom intended, (b) five (5) days following deposit of the same into the United States mail (certified mail, return receipt requested, or first class postage prepaid), (c) when sent by facsimile (with confirmation of delivery), (d) by electronic mail so long as receipt by the other party is acknowledged by the other party or by return receipt, or (e) on the designated day of delivery after being timely given to an overnight delivery service (with confirmation of delivery).  Notice shall be deemed given when delivered to the respective addresses set out above, or to such other address as a Party shall specify.

21.
ASSIGNMENT      This Agreement shall not be assignable by either party without the express written consent of the non-assigning party, such consent not unreasonably withheld. Notwithstanding the foregoing, this Agreement shall be assignable by either Party in the event of a change in the controlling interest in a Party, such controlling interest defined as sale of more than 50% of the stock or assets of a Party. In the event of such a change, the Party wishing to assign this Agreement shall provide the non-assigning party prompt notice of its intent to assign.

22.
AUTHORITY      Each Party who affixes their signature below warrants and agrees to defend that they have the power and is duly authority to enter into and bind their respective organizations to all matters and obligations herein.

23.
COOPERATION      Each Party agrees to provide their full cooperation in defending against any and all 3rd parties who attempt to interfere with or unfairly compete with the intellectual property, formula, business or trade secrets relating to the Product. Each Party agrees that upon receiving any information of any potential infringement or interference that they shall promptly notify the other Party of such potential infringement or interference.

24.	MISCELLANEOUS

(a)      INDEPENDENT PARTIES      The relationship between the Parties is that of independent organizations and neither party will be considered, or hold itself out as, an agent, partner, joint venture, or representative of the other for any purpose. Nothing in this Agreement shall be construed to establish a relationship that would allow either party to make representations, warranties or commitments on behalf of the other party.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

(b)      CONFIDENTIAL INFORMATION      Each party (the “Disclosing Party”) agrees not to disclose any Confidential Information to the other party (the “Receiving Party”), except to its own employees and agents who have a legitimate reason to know such information and who are obligated to treat such information as confidential, and not to use or exercise its rights under the Agreement.  “Confidential Information” means any information, technical data, product information, personal and customer information, financial information, business plans, unpublished financial reports, R&D plans, marketing information, employee or consultant information, technology, suppliers, methodology or know-how of the Disclosing Party that is disclosed by the Disclosing Party to the Receiving Party or that is otherwise learned by the Receiving Party in the course of its business dealings with the Disclosing Party, and that has been identified as being proprietary and/or confidential or that by the nature of the circumstances surrounding the disclosure or receipt ought to be treated as proprietary and/or confidential.  Confidential Information does not include  information that (i)  is or becomes publically available through no fault of Receiving Party; (ii) can be shown by documentation to have been known by the Receiving Party prior to its receipt from the Disclosing Party; (iii) is rightfully received from a third party who did not acquire or disclose such information by a wrongful or tortious act; or (iv) can be shown by documentation to have been developed by the Receiving Party without reference to any Confidential Information.  If the receiving party becomes legally obligated to disclose Confidential Information to any governmental entity, the receiving party will give the disclosing party prompt written notice sufficient to allow the disclosing party to seek a protective order or other appropriate remedy.  The receiving party will disclose only such information as is required by the governmental entity and will use its reasonable best efforts to obtain confidential treatment for any Confidential Information that is so disclosed.  All Confidential Information will remain the exclusive property of the disclosing party, and the receiving party will have no rights, by license or otherwise, to use the Confidential Information except as expressly provided herein.

(c)      SUCCESSORS: ASSIGNMENT      This Agreement will be binding on and inure to the benefit of the parties and their respective successors in interest and assigns.

(d)      GOVERNING LAW; VENUE      This Agreement and the rights and obligations of the parties will be governed by and construed according to the laws of the state of New Jersey, without regard to its choice of law provisions.  Any controversy arising under, in connection with or in any way relating to this Agreement shall be adjudicated before a state or federal court of competent jurisdiction located in Essex County, New Jersey.  By the execution and delivery of this Agreement, each party (i) accepts, generally and unconditionally, the exclusive jurisdiction of such court and any related appellate court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, and (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or any argument based upon forum non conveniens.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

(e)      SEVERABILITY      The provisions of this Agreement are severable, and in the event that any provision thereof is determined to be invalid or unenforceable, such invalidity or unenforceability will not in any way affect the validity or enforceability of the remaining provisions.

(f)      AMENDMENT AND WAIVER      Except as expressly specified herein, no amendment, waiver, or discharge of any provision of this Agreement will be effective unless made in writing, signed by both Parties.

(h)      ENTIRE AGREEMENT      This Agreement constitutes the entire agreement between the Parties with respect to the subject matter thereof and supersedes all prior agreements.  This Agreement governs all transactions related to the subject matter of this Agreement and will supersede, reject, and displace any prior terms and conditions.

(i)      COUNTERPARTS; FAX      This Agreement may be executed in counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument.  In addition to any other lawful means of execution or delivery, this Agreement may be executed by (a) exchanging portable document format (PDF) images by email; or (b) facsimile signatures.

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CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

Signature Page

Made effective as of May 16, 2012.

Maximum Human Performance, LLC	Atlas Therapeutics

By: /s/ Gerard Dente	By: /s/ Peter Levy
Name: Gerard Dente	Name: Peter Levy
Title: CEO	Title: Chief Operating Officer